   As filed with the Securities and Exchange Commission on March 20, 1997

                                                     Registration No. 333-
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               ----------------
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                               ----------------
                           FIELDWORKS, INCORPORATED
            (Exact name of registrant as specified in its charter)
                               ----------------
        Minnesota                    3571                    41-1731723
     (State or other           (Primary Standard          (I.R.S. Employer
     jurisdiction of              Industrial           Identification Number)
    incorporation or          Classification Code
      organization)                 Number)

                           Fieldworks, Incorporated
                             9961 Valley View Road
                         Eden Prairie, Minnesota 55344
                                (612) 947-0856
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
             Gary J. Beeman, Chief Executive Officer and Treasurer
                           Fieldworks, Incorporated
                             9961 Valley View Road
                         Eden Prairie, Minnesota 55344
                                (612) 947-0856
(Name, address, including zip code, and telephone number, including area code, of agent for service)
                               ----------------
                                  COPIES TO:
        Kenneth L. Cutler, Esq.                Timothy M. Heaney, Esq.
       R. Kirkland Cozine, Esq.               William K. Sjostrom, Esq.
         Dorsey & Whitney LLP                 Fredrikson & Byron, P.A.
        220 South Sixth Street                 900 Second Avenue South
   Minneapolis, Minnesota 55402-1498        Minneapolis, Minnesota 55402
            (612) 340-2600                         (612) 347-7000
                               ----------------
  Approximate date of commencement of proposed sale to the public: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.
  IF ANY OF THE SECURITIES BEING REGISTERED ON THIS FORM ARE TO BE OFFERED ON A DELAYED OR CONTINUOUS BASIS PURSUANT TO RULE 415 UNDER THE SECURITIES ACT OF 1933, CHECK THE FOLLOWING BOX: [_]
  IF THIS FORM IS FILED TO REGISTER ADDITIONAL SECURITIES FOR AN OFFERING PURSUANT TO RULE 462(B) UNDER THE SECURITIES ACT, PLEASE CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION STATEMENT FOR THE SAME OFFERING: [X] 333-18335
  IF THIS FORM IS A POST-EFFECTIVE AMENDMENT FILED PURSUANT TO RULE 462(C) UNDER THE SECURITIES ACT, CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIEST EFFECTIVE REGISTRATION STATEMENT FOR THE SAME OFFERING: [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [_]

                        CALCULATION OF REGISTRATION FEE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                             Proposed        Proposed
     Title of each           Proposed        maximum          maximum       Amount of
  class of securities      amount to be   offering price     aggregate     registration
    to be registered      registered(1)       per unit   offering price       fee
---------------------------------------------------------------------------------------
COMMON STOCK, $.001 PAR    316,250 SHARES     $6.50         $2,055,625        $623
 VALUE.................

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(1) INCLUDING 41,250 SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF AN
    OPTION PURSUANT TO WHICH THE UNDERWRITERS MAY PURCHASE SHARES TO COVER OVER-ALLOTMENTS, IF ANY.
                               ----------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Company's Registration Statement on Form S-1, Securities and Exchange Commission (the "Commission") File No. 333-18335, filed with the Commission on December 20, 1996, as amended by Amendment No. 1 thereto filed with the Commission on February 21, 1997, are incorporated herein by reference.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT ON FORM S-1 TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF EDEN PRAIRIE, STATE OF MINNESOTA, ON MARCH 19, 1997.

                                        FIELDWORKS, INCORPORATED

                                                    /s/ Gary J. Beeman
                                         By: __________________________________
                                             GARY J. BEEMAN PRESIDENT AND
                                             CHIEF EXECUTIVE OFFICER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT ON FORM S-1 HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON MARCH 19, 1997.


             SIGNATURE                       TITLE

         /s/ Gary J. Beeman           President, Chief Executive Officer
------------------------------------   and Director (Principal Executive
           GARY J. BEEMAN              Officer)

        /s/ Steven A. Manske
------------------------------------  Vice President Finance (Principal
           STEVEN A. MANSKE            Financial and Accounting Officer)

              *                       Director
------------------------------------

         ROBERT HELLER

              *                       Director
------------------------------------

        GEORGE E. KLINE

              *                       Chairman of the Board
------------------------------------
        DAVID C. MALMBERG

              *                       Director
------------------------------------
           ROBERT C. SZYMBORSKI

*By: /s/ GARY J. BEEMAN
    __________________________
           GARY J. BEEMAN

       Attorney-in-fact

                                 EXHIBIT INDEX

Exhibit No.     Description                                          Page
-----------     -----------                                          ----

     5.1        Opinion of Dorsey & Whitney LLP (filed herewith)

    23.1        Consent of Arthur Andersen LLP (filed herewith)

    23.2        Consent of Dorsey & Whitney LLP (included in
                Exhibit 5.1)

    24.1 Powers of Attorney (incorporated by reference to signature page to the Company's Registration
                Statement on Form S-1, File No. 333-18335)